Exhibit 10.3

Joinder Agreement to Stock Purchase Agreement

Reference is made to that certain Stock Purchase Agreement, dated as of September 10, 2019, as subsequently amended (the “SPA”), by and among AquaMed Technologies, Inc., a Delaware corporation (the “Company”), and each of the purchasers identified on the signature pages thereto (the “Initial Purchasers”), attached hereto as Exhibit A. All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the SPA.

WHEREAS, on September 10, 2019, the Initial Closing occurred, and the Company issued an aggregate of 3,269,500 shares of Common Stock to the Initial Purchasers, for an aggregate consideration of $175,000;

WHEREAS, on October 23, 2019, the Initial Purchasers and the Company entered into an Amendment to Stock Purchase Agreement, to reduce the Per Share Purchase Price from $0.053525 to $0.014 and to update certain representations and warranties; and

WHEREAS, the purchasers (each a “Purchaser” and collectively the “Purchasers”) signatories to this Joinder Agreement to Stock Purchase Agreement (the “Joinder”) are purchasing an aggregate of up to $575,000 of Common Stock pursuant to the SPA in a subsequent closing.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Agreement to be Bound. Each Purchaser acknowledges and agrees that, upon the execution of this Joinder, the Purchaser shall join and become a party to the SPA as a “Purchaser” under the SPA and shall be fully bound by, and subject to, all of the covenants, terms and conditions, and warranties as though an original party thereto.

2. Representations and Warranties. Each Purchaser hereby makes and confirms the representations and warranties in Section 2.02 of the Purchase Agreement as a “Purchaser” with respect solely to itself and not with respect to any other Purchaser, with same force and effect as if such representations and warranties were set forth herein in in their entirety for the express benefit and reliance of the Company.

3. Review of Joinder Agreement and SPA. Each Purchaser acknowledges, covenants, and agrees that the Purchaser has carefully and completely read this entire Joinder as well as the SPA; that the Purchaser fully and completely understands, accepts, and is satisfied with the terms and conditions of this Joinder and the SPA; and that the Purchaser acknowledges that it is executing this Joinder only after careful, extended, and deliberate thought and consideration.

4. Representations and Warranties. Each Purchaser hereby represents and warrants to the Company, severally, but not jointly, that (i) it has the full right, power and authority to enter into this Joinder, and (ii) the execution of this Joinder by the individual whose signature is set forth at the end of this Joinder on behalf of such party, and the delivery of this Joinder by such party, have been duly authorized by all necessary action on the part of such party; and (iii) this Joinder has been executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors' rights generally or the effect of general principles of equity.

5. Counterparts; Choice of Law. This Joinder may be executed in several identical counterparts all of which shall constitute one and the same instrument. This Joinder shall be construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

6. Further Assurances. Each of the parties hereto shall execute and deliver, at the reasonable request of the other party hereto, such additional documents, instruments, conveyances and assurances and take such further actions as such other party may reasonably request to carry out the provisions hereof and give effect to the transactions contemplated by this Joinder.

[signature page follows]

2

Company Signature Page

IN WITNESS WHEREOF, the Company has caused this Joinder to be duly executed by an authorized signatory as of October 23, 2019.

AQUAMED TECHNOLOGIES, INC.

By:
Name: Adam Levy
Title: Chief Executive Officer

Purchaser Signature Page

By its execution and delivery of this signature page to the Joinder, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Stock Purchase Agreement dated as of September 10, 2019, as amended on October 23, 2019 (the “Purchase Agreement”), by and among AquaMed Technologies, Inc. and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below in a subsequent closing, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser:

By:
Name:
Title:
Address:

Telephone No.:
Facsimile No.:
Email Address:
Number of Shares:
Aggregate Purchase Price: $
Tax ID No.

Delivery Instructions (if different than above):

c/o: ____________________________________________________________

Address: ________________________________________________________

______________________________________________________________

Telephone No.: ___________________________________________________

Facsimile No. : ___________________________________________________

Other Special Instructions: ___________________________________________

Exhibit A

Stock Purchase Agreement, dated September 10, 2019,

and

Amendment to the Stock Purchase Agreement, dated October 23, 2019

[attached]